LETTER OF TRANSMITTAL

             OFFER TO EXCHANGE THE 12% FIRST PRIORITY SHIP MORTGAGE
               NOTES DUE 2005 THAT HAVE BEEN REGISTERED UNDER THE
                       SECURITIES ACT OF 1933, AS AMENDED,
                       FOR ANY AND ALL OF THE OUTSTANDING
            12% FIRST PRIORITY SHIP MORTGAGE EXCHANGE NOTES DUE 2005
                                       OF
                           MILLENIUM SEACARRIERS, INC.

OAKMONT SHIPPING & TRADING LIMITED                     MILLENIUM II, INC.
RAPID OCEAN CARRIERS INC.                              MILLENIUM III, INC.
IVY NAVIGATION LTD.                                    MILLENIUM IV, INC.
TOPSCALE SHIPPING COMPANY LIMITED                      MILLENIUM V, INC.
CONIFER SHIPPING COMPANY LIMITED                       MILLENIUM VI, INC.
MILLENIUM ALEKSANDER, INC.                             MILLENIUM VII, INC.
MILLENIUM ELMAR, INC.                                  MILLENIUM YAMA, INC
MILLENIUM AMETHYST, INC.                               MILLENIUM MAJESTIC, INC.

                  PURSUANT TO THE PROSPECTUS DATED ______, 1998

--------------------------------------------------------------------------------
             THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
             5:00 P.M., NEW YORK CITY TIME, ON ___________ __, 1998,
                          UNLESS THE OFFER IS EXTENDED
--------------------------------------------------------------------------------

                     To The First National Bank of Maryland
                             (the "Exchange Agent")


    BY REGISTERED OR CERTIFIED MAIL:     BY HAND(UNTIL 4:00 P.M., NEW YORK TIME)
        25 South Charles Street                    110 South Paca Street
           Mail Code 101-591                         Mail Code 101-754
          Baltimore, MD 21201                       Baltimore, MD 21201
       Attention Donald Hargadon                  Attention: Nancy Lloyd

BY OVERNIGHT MAIL OR COURIER, OR BY HAND                 BY FACSIMILE
 (AFTER 4:00 P.M., NEW YORK TIME)              (FOR ELIGIBLE INSTITUTIONS ONLY):

        110 South Paca Street                         (410) 613-3061
          Mail Code 101-754                   Confirm by telephone (410)613-3067
         Baltimore, MD 21201
        Attention: Nancy Lloyd

          Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of instructions via facsimile to a number other than the one listed above will not constitute valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before completing this Letter of Transmittal.

          The undersigned hereby acknowledges receipt of the Prospectus dated _________, 1998 (the "Prospectus") of Millenium Seacarriers, Inc., Oakmont Shipping & Trading Limited, Millenium II, Inc., Rapid Ocean Carriers Inc., Millenium III, Inc., Ivy Navigation Ltd., Millenium IV, Inc., Topscale Shipping Company Limited, Millenium V, Inc., Conifer Shipping Company Limited, Millenium VI, Inc., Millenium Aleksander, Inc., Millenium VII, Inc., Millenium Elmar, Inc., Millenium Yama, Inc., Millenium Amethyst, Inc., and Millenium Majestic, Inc. (collectively, the "Company") and this Letter of Transmittal, which together constitute the offer of the Company (the "Exchange Offer") to exchange up to $100,000,000 in aggregate principal amount at maturity of their registered 12% First Priority Ship Mortgage Exchange Notes due 2005 (the "Exchange Notes") for a like principal amount at maturity of its outstanding unregistered 12% First Priority Ship Mortgage Notes due 2005 (the "Existing Notes"). Existing Notes may be tendered only in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on ____________ ___, 1998, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

          YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

          List below the Existing Notes to which this Letter of Transmittal relates. If the space indicated below is inadequate, the Certificate or Registration Numbers and Principal Amounts should be listed on a separately signed schedule affixed hereto.

=========================================================================================================
              DESCRIPTION OF EXISTING NOTES TENDERED HEREBY
---------------------------------------------------------------------------------------------------------
                                                    Certificate           Aggregate
                                                         or            Principal Amount       Principal
Name(s) and Address(es) of Registered Holder(s)     Registration         at Maturity            Amount
                (Please fill in)                      Numbers*          Represented by        Tendered**
                                                                        Existing Notes
---------------------------------------------------------------------------------------------------------

                                                  -------------------------------------------------------

                                                  -------------------------------------------------------

                                                  -------------------------------------------------------

                                                  -------------------------------------------------------

                                                  -------------------------------------------------------
                                                    Total
=========================================================================================================


*    Need not be completed by book-entry Holders.

** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal at maturity amount represented by such Existing Notes. All tenders must be in minimum denominations of $1,000 and integral multiples of $1,000 thereafter.

          This Letter of Transmittal is to be used (i) if certificates of Existing Notes are to be forwarded herewith, (ii) if delivery of Existing Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company, pursuant to the procedures set forth in "The Exchange Offer-Procedures for Tendering" in the Prospectus or (iii) if tender of the Existing Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer-Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

          The term "Holder" with respect to the Exchange Offer means any person in whose name the Existing Notes are registered on the books of Millenium Seacarriers, Inc. or any other person who has obtained a properly completed bond power from such registered holder. The undersigned must complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

[ ] CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

[ ]  The Depository Trust Company

Account Number
Transaction Code Number

          Holders whose Existing Notes are not immediately available or who cannot deliver their Existing Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Existing Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer-Guaranteed Delivery Procedures." See Instruction 2.

[ ] CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)
Name of Eligible Institution that Guaranteed Delivery
If delivered by book-entry transfer:
     Account Number
     Transaction Code Number

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO THAT ARE DISTRIBUTED DURING THE ONE-YEAR PERIOD FOLLOWING THE EXPIRATION DATE.

Name
Address

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

          Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount at maturity of the Existing Notes indicated above. Subject to, and effective upon, the acceptance for exchange of such Existing Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Existing Notes as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) to cause the Existing Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Existing Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Existing Notes, and that when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Existing Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

          The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission set forth in no-action letters issued to third parties. Based on such interpretations, the Company believes that the Exchange Notes issued in exchange for the Existing Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), or a broker-dealer tendering Existing Notes acquired directly from the Company or an affiliate thereof for its own account) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders are not engaged in and do not intend to engage in a distribution of Exchange Notes and have no arrangement or understanding with any person to participate in a distribution of Exchange Notes.

          By signing or electronically confirming this Letter of Transmittal, the undersigned represents to the Company that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such holder's business, (ii) the undersigned is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes and has no arrangement or understanding with any person to participate in a distribution of the Exchange Notes, and (iii) the undersigned is neither an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act nor a broker-dealer tendering Existing Notes acquired directly from the Company or an affiliate thereof for its own account. If the undersigned is an affiliate within the meaning of Rule 405 under the Securities Act, it represents that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

          If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Existing Notes, it represents that the Existing Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

          The undersigned also warrants that it will, upon request, execute and deliver any additio nal documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Existing Notes or transfer ownership of such Existing Notes on the account books maintained by a book-entry transfer facility.

          The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer--Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Existing Notes tendered hereby and, in such event, the Existing Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

          All authority herein conferred or agreed to be conferred shall survive the death or incapac ity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Existing Notes may be withdrawn at any time prior to the Expiration Date.

          Unless otherwise indicated in the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for all Exchange Notes delivered in exchange for tendered Existing Notes, and any Existing Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If an Exchange Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the Exchange Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. IF EXISTING NOTES ARE SURRENDERED BY HOLDER(S) THAT HAVE COMPLETED EITHER THE BOX ENTITLED "SPECIAL REGISTRATION INSTRUCTIONS" OR THE BOX ENTITLED "SPECIAL DELIVERY INSTRUCTIONS" IN THIS LETTER OF TRANSMITTAL, SIGNATURE(S) ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN INSTRUCTION 4).

          THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRI PTION OF EXISTING NOTES TENDERED HEREBY" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE EXISTING NOTES AS SET FORTH IN SUCH BOX.

============================================================================================================================
         SPECIAL REGISTRATION INSTRUCTIONS                                     SPECIAL DELIVERY INSTRUCTIONS
    To be completed ONLY if the Exchange Notes are to be              To be completed ONLY if the Exchange Notes are to be
issued in the name of someone other than the undersigned.           sent to someone other than the undersigned, or to the
                                                                    undersigned at an address other than that shown under
                                                                    "Description of Existing Notes Tendered Hereby."

Issue Exchange Note to:                                             Mail Exchange Note to:


Name:                                                               Name:

Address:                                                            Address:



Book-Entry Transfer Facility Account:

Employer Identification or Social Security No.:



                     (PLEASE PRINT OR TYPE)                                         (PLEASE PRINT OR TYPE)
---------------------------------------------------------------------------------------------------------------------------

                REGISTERED HOLDER(S) OF EXISTING NOTES SIGN HERE
                (IN ADDITION, COMPLETE SUBSTITUTE FORM W-9 BELOW)


X

X
                     (SIGNATURE(S) OF REGISTERED HOLDER(S))

          Must be signed by registered holder(s) exactly as name(s) appear(s) on the Existing Notes or on a security position listing as the owner of the Existing Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information. (PLEASE PRINT OR TYPE)


Name and Capacity (full title):

Address (Including zip code):



Area Code and Telephone Number:

Taxpayer Identification or Social Security No.:

Dated:

              SIGNATURE GUARANTEE (IF REQUIRED - SEE INSTRUCTION 4)


Authorized Signature:

              (SIGNATURE OF REPRESENTATIVE OF SIGNATURE GUARANTOR)


Name and Title:

Name of Firm:

Area Code and Telephone Number:

                             (PLEASE PRINT OR TYPE)

Dated:
================================================================================

                                     Payors:
                           MILLENIUM SEACARRIERS, INC.
                       Oakmont Shipping & Trading Limited
                               Millenium II, Inc.
                            Rapid Ocean Carriers Inc.
                               Millenium III, Inc.
                               Ivy Navigation Ltd.
                               Millenium IV, Inc.
                        Topscale Shipping Company Limited
                                Millenium V, Inc.
                        Conifer Shipping Company Limited
                               Millenium VI, Inc.
                           Millenium Aleksander, Inc.
                               Millenium VII, Inc.
                              Millenium Elmar, Inc.
                              Millenium Yama, Inc.
                            Millenium Amethyst, Inc.
                            Millenium Majestic, Inc.

              THIS SUBSTITUTE FORM W-9 MUST BE COMPLETED AND SIGNED

         Please provide your social security number or other taxpayer identification number on the following Substitute Form W-9 and certify therein that you are subject to backup withholding.

===================================================================================================================
    SUBSTITUTE FORM W-9        PART I - PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT
DEPARTMENT OF THE TREASURY     AND CERTIFY BY SIGNING AND DATING BELOW.
 INTERNAL REVENUE SERVICE

                               PART I - CHECK THE BOX IF YOU ARE NOT SUBJECT TO              -------------
                               BACKUP WITHHOLDING UNDER THE PROVISIONS OF SECTION           SOCIAL SECURITY
                               3406(A)(I)(C) OF THE INTERNAL REVENUE CODE BECAUSE              NUMBER OR
                               (1) YOU ARE EXEMPT FROM BACKUP WITHHOLDING, (2)                 EMPLOYER
                               YOU HAVE NOT BEEN NOTIFIED THAT YOU ARE SUBJECT TO           IDENTIFICATION
                               BACKUP WITHHOLDING AS A RESULT OF FAILURE TO                     NUMBER
                               REPORT ALL INTEREST OR DIVIDENDS OR (3) THE
                               INTERNAL REVENUE SERVICE HAS NOTIFIED YOU THAT YOU
                               ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING.          [ ]

                               CERTIFICATION:  UNDER THE PENALTIES OF PERJURY, I
                               CERTIFY THAT THE INFORMATION PROVIDED ON THIS
                               FORM IS TRUE, CORRECT AND COMPLETE.
                                                                                                PART 3 -

                               SIGNATURE:                                                   AWAITING TIN  [ ]
PAYORS'REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER ("TIN")  DATED:
-------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY CASH PAYMENTS IN EXCESS OF $10.00 MADE TO YOU.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------
                CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

         I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE, OR (B) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER WITHIN 60 DAYS, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD UNTIL I PROVIDE A NUMBER.


                      Signature                                 Date
================================================================================

                                  INSTRUCTIONS

                          FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

1.   DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.

          All physically delivered Existing Notes or confirmation of any book-entry transfer to the Exchange Agent's account at a book-entry transfer facility of Existing Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof (or electronic confirmation thereof), and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE EXISTING NOTES AND ANY OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH BOOK-ENTRY TRANSFER, IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, DELIVERY WILL BE VALID ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IF DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO PERMIT TIMELY DELIVERY.

          No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Existing Notes for exchange.

          DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH HEREIN, OR INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN THE ONE SET FORTH HEREIN, WILL NOT CONSTITUTE VALID DELIVERY.

2.   GUARANTEED DELIVERY PROCEDURES.

          Holders who wish to tender their Existing Notes and who do not hold their Existing Notes through a book-entry transfer facility, but whose Existing Notes are not immediately available or who cannot deliver their Existing Notes, the Letter of Transmittal or any other required documents to the Exchange Agent (or complete the procedures for book-entry transfer) prior to the Expiration Date, may effect a tender if:

     (a) the tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution");

     (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the certificate number(s) of such Existing Notes and the principal amount at maturity of Existing Notes tendered, stating that the tender is being made thereby and guaranteeing what, within five New York Stock Exchange trading days after the Expiration Date or the execution of the Notice of Guaranteed Delivery, the Letter of Transmittal (or facsimile thereof), together with the certificate(s) representing the Existing Notes (or a confirmation of book-entry transfer of such Existing Notes into the Exchange Agent's account at the Book- Entry Transfer Facility) and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

     (c) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as the certificate(s) representing all tendered Existing Notes in proper form for transfer (or a confirmation of book-entry transfer of such Existing Notes into the Exchange Agent's account at the Book-Entry Transfer Facility) and all other documents required by the Letter of Transmittal, are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

          Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Existing Notes according to the guaranteed delivery procedures set forth above. Any Holder who wishes to tender Existing Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Existing Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

     3.   PARTIAL TENDERS; WITHDRAWALS.

          If less than the entire principal amount at maturity of Existing Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount at maturity tendered in the column entitled "Principal Amount at Maturity Tendered" of the box entitled "Description of Existing Notes Tendered Hereby." A newly issued Existing Note for the principal amount at maturity of Existing Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. Subject to minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof, $1,000 principal amount at maturity of Exchange Notes is offered in exchange for each $1,000 principal amount at maturity of Existing Notes. All Existing Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

          Existing Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date, after which time tenders of Existing Notes are irrevocable. To be effective, a written or facsimile transmission notice of withdrawal (or a written or electronic transmission notice of withdrawal through DTC's Automated Tender Offer Program ("ATOP") for DTC participants) must be timely received by the Exchange Agent. Any such notice of withdrawal must (i) specify the name of the person having deposited the Existing Notes to be withdrawn (the "Depositor"), (ii) identify the Existing Notes to be withdrawn (including the registration number(s) and principal amount at maturity of such Existing Notes or, in the case of Existing Notes transferred by book-entry transfer, the name and number of the account at the Book-Entry Transfer Facility to be credited),
(iii) be signed or
confirmed by the Holder in the same manner as the original signature on or confirmation of this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Existing Notes register the transfer of such Existing Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Existing Notes are to be registered, if different from that of the Depositor. If Existing Notes have been delivered pursuant to procedures for book-entry transfer, any notice of withdrawal must otherwise comply with DTC's procedures. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Existing Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Existing Notes so withdrawn are validly retendered. Any Existing Notes which have been tendered but which are not accepted for exchange will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Existing Notes may be retendered by following the procedures for tender described above.

4. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

          If this Letter of Transmittal is signed by the registered Holder(s) of the Existing Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the owner of the Existing Notes.

          If any of the Existing Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

          If a number of Existing Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Existing Notes.

          Signatures of this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Existing Notes tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

          If this Letter of Transmittal is signed by the registered Holder or Holders of Existing Notes (which term, for the purposes described herein, shall include a participant in the Book-Entry Transfer Facility whose name appears on a security listing as the owner of the Existing Notes) listed and tendered hereby, no endorsements of the tendered Existing Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Existing Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Existing Notes, and, with respect to a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Existing Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Existing Notes or bond power guaranteed by an Eligible Institution (except where the Existing Notes are tendered for the account of an Eligible Institution).

          If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

5.   SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS.

          Tendering Holders should indicate, in the applicable box, the name and address (or account at the Book-Entry Transfer Facility) in which the Exchange Notes or substitute Existing Notes for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

          If no instructions are given, the Exchange Notes (and any Existing Notes not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the Existing Notes or deposited at such Holder's account at the Book-Entry Transfer Facility.

6.   TRANSFER TAXES.

          The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of Existing Notes pursuant to the Exchange Offer. If, however, certificates representing the Exchange Notes or the Existing Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Existing Notes tendered, or if tendered Existing Notes are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of the Existing Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be collected from the tendering Holder by the Exchange Agent.

          Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Existing Notes listed in this Letter of Transmittal.

7.   WAIVER OF CONDITIONS.

          The Company reserves the right, in their reasonable judgment, to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

8.   MUTILATED, LOST, STOLEN OR DESTROYED NOTES.

          Any Holder whose Existing Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.   REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

          Questions relating to the procedure for tendering as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number(s) set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to Millenium Seacarriers, Inc., P.O. Box 309, Ugland House, Grand Cayman, Cayman Islands, telephone number: (345) 949-8066.

10.  VALIDITY AND FORM.

          All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Existing Notes and withdrawal of tendered Existing Notes will be determined by the Company in their sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Existing Notes not properly tendered or any Existing Notes the acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Existing Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Existing Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Existing Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Existing Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Existing Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders as soon as practicable following the Expiration Date.

                            IMPORTANT TAX INFORMATION

          Under federal income tax law, a Holder tendering Existing Notes is required to provide the Exchange Agent with such Holder's correct TIN on Substitute Form W-9 below. If such Holder is an individual, the TIN is the Holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Holder with respect to tendered Existing Notes may be subject to backup withholding.

          Certain Holders (including, among others, all domestic corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. Such a Holder who satisfies one or more of the conditions set forth in Part 2 of the

Substitute Form W-9 should execute the certification following such Part 2. In order for a foreign Holder to qualify as an exempt recipient, that Holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Such forms can be obtained from the Exchange Agent.

          If backup withholding applies, the Exchange Agent is required to withhold 31% of any amounts otherwise payable to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

          To prevent backup withholding on payments that are made to a Holder with respect to Existing Notes tendered for exchange, the Holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (i) each Holder is exempt, (ii) such Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified such Holder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

          Each Holder is required to give the Exchange Agent the social security number or employer identification number of the record Holder(s) of the Existing Notes. If Existing Notes are in more than one name or are not in the name of the actual Holder, consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for additional guidance on which number to report.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

          If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write "Applied For" in the space for the TIN on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold 31% of all payments made thereafter until a TIN is provided to the Exchange Agent.

          IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH THE EXISTING NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.